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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 17, 2001


                      Residential Asset Funding Corporation
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             (Exact name of registrant as specified in its charter)


         North Carolina              333-81721                 56-2064715
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(State or Other Jurisdiction of   (Commission File          (I.R.S. Employer
          Incorporation)               Number)             Identification No.)


      301 South College Street, DC-06                          28202-6001
         Charlotte, North Carolina
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                                                               (Zip Code)
   (Address of Principal Executive Offices)


        Registrant's telephone number, including area code  (704) 374-4868
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                                    No Change
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          (Former name or former address, if changed since last report)



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                  Item 2.           Acquisition or Disposition of Assets


                  Description of the Certificates and the Mortgage Loans


                  Residential Asset Funding Corporation registered issuances of up to $1,500,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-81721) (the "Registration Statement"). Pursuant to the Registration Statement, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2001-CB3 (the "Issuer") issued $306,234,000 in aggregate principal amount of its Asset-Backed Certificates, Class A-IO, Class A-1A, Class M-1, Class M-2, Class B-1 and Class B-2 (the "Certificates"), on September 6, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates.


                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Agreement") attached hereto as Exhibit 4.1, dated as of August 1, 2001, among Residential Asset Funding Corporation, as depositor (the "Depositor"), The Chase Manhattan Bank, as trustee (the "Trustee"), Litton Loan Servicing LP, as servicer (the "Servicer"), and Credit-Based Asset Servicing and Securitization LLC, as seller (the "Seller"). The Certificates represent beneficial ownership interests in a pool of mortgage loans and certain related property.


                  As of August 1, 2001, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 9, 1999 and the Prospectus Supplement dated September 6, 2001 filed pursuant to Rule 424(b)(5) of the Act on September 19, 2001.


                                       1

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         Item 7.     Financial Statements, Pro Forma Financial Information and
                     Exhibits.

         (a)      Not applicable


         (b)      Not applicable

         (c) Exhibit 1.1. Underwriting Agreement, dated September 6, 2001, between Residential Asset Funding Corporation and First Union Securities, Inc.

                  Exhibit 4.1. Pooling and Servicing Agreement, dated as of August 1, 2001, among Residential Asset Funding Corporation, as Depositor, Litton Loan Servicing LP., as Servicer, The Chase Manhattan Bank, as Trustee, and Credit-Based Asset Servicing and Securitization LLC, as Seller.

                  Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated September 17, 2001.

                  Exhibit 10.1. Mortgage Loan Purchase Agreement, dated as of August 1, 2001, between Credit-Based Asset Servicing and Securitization LLC, as Seller and Residential Asset Funding Corporation, as Purchaser.


                                       2

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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  RESIDENTIAL ASSET FUNDING CORPORATION,
                                  as Depositor and on behalf of 2000-CB4 Trust

                                  Registrant



                                  By: /s/ Robert J. Perret
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                                  Name:   Robert J. Perret
                                  Title:  Director




Dated:  September 17, 2001





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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------     -----------
Exhibit 1.1.    Underwriting Agreement, dated September 6, 2001, between
                Residential Asset Funding Corporation and First Union Securities, Inc.


Exhibit 4.1.    Pooling and Servicing Agreement, dated as of August 1, 2001, among Residential Asset Funding Corporation, as Depositor,
                Litton Loan Servicing LP., as Servicer, The Chase Manhattan Bank,
                as Trustee, and Credit-Based Asset Servicing and Securitization LLC, as Seller.

Exhibit 8.1.    Opinion of Dewey Ballantine LLP regarding tax matters, dated
                September 17, 2001.

Exhibit 10.1.   Mortgage Loan Purchase Agreement, dated as of August 1, 2001, between
                Credit-Based Asset Servicing and Securitization LLC, as Seller and
                Residential Asset Funding Corporation, as Purchaser.